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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 5, 2000
                                                        ------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                    13-0853260
   -----------------------------------             -----------------------------
      (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER
            OF INCORPORATION)                         IDENTIFICATION NUMBER)

          1500 HARBOR BOULEVARD
          WEEHAWKEN, NEW JERSEY                                07087
   -----------------------------------                    --------------
          (ADDRESS OF PRINCIPAL                             (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          -------------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         On December 5, 2000, Tom Shull was elected President, Chief Executive Officer and a member of the Board of Directors of Hanover Direct, Inc., a Delaware corporation (the "Company"). Mr. Shull replaces Rakesh Kaul who resigned effective immediately.

         In November 2000, Mr. Jan P. du Plessis resigned as a member of the Board of Directors of the Company. On December 5, 2000, Mr. Eloy Michotte and Mr. Alan Grieve were elected as members of the Board of Directors of the Company and the Board of Directors was reduced in size to 10 members. Mr. Michotte was also elected Chairman of the Board succeeding Alan Quasha who remains a member of the Board.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 20.1 Press Release dated December 5, 2000 in regard to (1) the appointment of Tom Shull as President, Chief Executive Officer and a member of the Board of Directors of the Company replacing Rakesh Kaul who resigned and (2) the election of Eloy Michotte as Chairman of the Board succeeding Alan Quasha who remains a member of the Board of Directors.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HANOVER DIRECT, INC.
                             ---------------------------------------------------
                                               (Registrant)

December 5, 2000             By:  /s/   Brian C. Harriss
                             ---------------------------------------------------
                             Name:  Brian C. Harriss
                             Title:    Senior Vice President and
                                          Chief Financial Officer